NATIONWIDE MUTUAL FUNDS

Nationwide Destination 2010 Fund	Nationwide Destination 2050 Fund
Nationwide Destination 2015 Fund	Nationwide Destination 2055 Fund
Nationwide Destination 2020 Fund	Nationwide Destination 2060 Fund
Nationwide Destination 2025 Fund	Nationwide Investor Destinations Aggressive Fund
Nationwide Destination 2030 Fund	Nationwide Investor Destinations Conservative Fund
Nationwide Destination 2035 Fund	Nationwide Investor Destinations Moderate Fund
Nationwide Destination 2040 Fund	Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Destination 2045 Fund	Nationwide Investor Destinations Moderately Conservative Fund

Supplement dated June 13, 2019
to the Statement of Additional Information (“SAI”) dated February 28, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

On June 12, 2019, the Board of Trustees of Nationwide Mutual Funds (the “Trust”) considered and approved a proposal to add a conversion feature to Class C shares of certain Funds such that they will automatically convert to Class A shares of the same Fund 10 years after they were issued.

Effective immediately, the SAI is amended as follows:

The following information is added to the “Additional Information on Purchases and Sales” section of the SAI immediately following the subsection on page 78 entitled “Waiver of CDSC for Class A and Class C Shares”:

Conversion of Class C Shares – Nationwide Investor Destinations Funds

Effective October 2019, Class C shares of the Nationwide Investor Destinations Funds automatically convert, at no charge, to Class A shares of the same Fund 10 years after purchase, provided that the Trust or the financial intermediary with whom the shares are held has records verifying that the Class C shares have been held for at least 10 years. These conversions will occur during the month immediately following the month in which the 10-year anniversary of the purchase occurs. Due to operational limitations at certain financial intermediaries, your ability to have your Class C shares automatically converted to Class A shares may be limited. Class C shares that are purchased via reinvestment of dividends and distributions will convert on a pro-rata basis at the same time as the Class C shares on which such dividends and distributions are paid. Because the share price of Class A shares is usually higher than that of Class C shares, you may receive fewer Class A shares than the number of Class C shares converted; however, the total dollar value will be the same. Certain intermediaries may convert your Class C shares to Class A shares in accordance with a different conversion schedule, as described in Appendix A to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE